UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2006


                         TRI CITY BANKSHARES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Wisconsin                    0-9785                   39-1158740
 ---------------------------       ------------           -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

       6400 South 27th Street
         Oak Creek, Wisconsin                                     53154
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code: (414) 761-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     The information in this report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 24, 2006, Tri City Bankshares Corporation mailed information to its shareholders regarding operating results for the three and twelve months ended December 31, 2005. A copy of the information is attached as Exhibits 99.1 and 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

          (d)  Exhibits

               Exhibit No.                          Description
               -----------                -------------------------------
                  99.1                    Quarterly financial information

                  99.2                    Management comments


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 24, 2006                        TRI CITY BANKSHARES CORPORATION
        -------------------------

                                           By:  /s/Thomas W. Vierthaler
                                                -----------------------------
                                                Thomas W. Vierthaler
                                                Vice President & Comptroller
                                                (Chief Accounting Officer)